                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): AUGUST 3, 2001

                                  DATAKEY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

         0-11447                                      41-1291472
(Commission File Number)                (I.R.S. Employer Identification Number)

                            407 WEST TRAVELERS TRAIL
                           BURNSVILLE, MINNESOTA 55337
               (Address of Principal Executive Offices) (Zip Code)

                                  952-890-6850
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

As another stage in its plan to wind down its Electronics Products (EP) business segment, on August 3, 2001, Datakey, Inc. ("Datakey" or the "Company") completed the sale of certain operating assets of its EP business segment ("EP Business") pursuant to an Asset Acquisition Agreement dated August 3, 2001 between Datakey and Datakey Electronics, Inc., an Ohio corporation, f/k/a Jennings Acquisition, Inc ("Buyer").

In the sale of assets transaction, Datakey sold certain EP assets, including inventory, fixed assets, patents and certain other intellectual property required to operate the EP business segment, as well as computer systems and certain customer contracts relating to the EP business. Datakey retained all the EP accounts receivable and certain key customer contracts that are scheduled to ship during the balance of its third quarter. In exchange for the sale of such assets, Datakey received cash in the amount of $550,000, and Datakey subleased the former EP space to Buyer for 35 months, the remaining term under the Company's lease. In connection with such sublease, Datakey agreed to make certain improvements to the EP Space to allow Buyer to operate the EP Business separate from the operations of Datakey.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

A.       Financial statements of businesses acquired.

         Not applicable.

B.       Pro forma financial information.

         At the time this Report on Form 8-K was filed with the Securities and Exchange Commission, it was impracticable to provide the required pro forma financial information. Pursuant to Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed by amendment as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

C.       Exhibits.

         The following exhibits are filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


      Exhibit No.    Description
      -----------    -----------
         2.1         Asset Acquisition Agreement dated August 3, 2001 between
                     Datakey, Inc. and Datakey Electronics, Inc. Pursuant to
                     Item 601(b)(2) of the Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the
                     Securities Exchange Act of 1934, upon the request of the
                     Commission the Registrant undertakes to furnish
                     supplementally to the Commission a copy of any schedule or exhibit to the Asset Acquisition Agreement as follows:

                                       1

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                     Exhibit A            EP Equipment
                     Exhibit B            EP Contracts, Licenses & permits
                     Exhibit C            Form of License Agreement
                     Exhibit D            Form of Non-Compete Agreement
                     Exhibit E            Form of Sublease Agreement
                     Exhibit E-1          Floor Plan and Schedule of Improvements
                     Schedule 4.1         Allocation of Purchase Price
                     Schedule 7.1         Cogent/Norte Orders
                     Schedule 12.1        Consents to be Delivered
                     Schedule 17.2(a)     Jurisdiction
                     Schedule 17.3        Consents and Approvals
                     Schedule 17.5        Title to Assets
                     Schedule 17.7        Encumbrances
                     Schedule 17.8        Material Contracts
                     Schedule 17.10       Customers' Property
                     Schedule 17.11       Inventory Exceptions
                     Schedule 17.12       Licenses
                     Schedule 17.13       Patents, Trademarks and Copyrights
                     Schedule 17.14       Customers
                     Schedule 17.15       Interests of Customers, Suppliers and Competitors
                     Schedule 17.16       Vendors and Suppliers
                     Schedule 17.17       Non-competition and Confidentiality Agreements
                     Schedule 17.18       Sales Agency and Distributorship Agreements
                     Schedule 17.19       Financial Statements
                     Schedule 17.20       Sales Reports
                     Schedule 17.21       Tax Returns
                     Schedule 17.22       Property in Possession of Third Parties
                     Schedule 17.23       Absence of Certain Changes
                     Schedule 17.24       Employment Matters
                     Schedule 17.25       Insurance
                     Schedule 17.26       Product Warranty
                     Schedule 17.27       Absence of Disruption of Business Relationships
                     Schedule 17.30       Environmental Matters
                     Schedule 22.1.9      Discharge of Liabilities
                     Schedule 35.1        Orders for SmartKeys and SmartKey Readers

        99.1         Press Release dated August 6, 2001


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2001

                                             DATAKEY, INC.

                                             By /s/ Carl P. Boecher
                                                ------------------------------
                                                Carl P. Boecher, President and
                                                Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

                                  DATAKEY, INC.


     EXHIBIT NO.  DESCRIPTION
     -----------  -----------
         2.1      Asset Acquisition Agreement dated August 3, 2001 between
                  Datakey, Inc. and Datakey Electronics, Inc. Pursuant to Item
                  601(b)(2) of the Regulation S-K, and subject to claims of
                  confidentiality pursuant to Rule 24B-2 under the Securities
                  Exchange Act of 1934, upon the request of the Commission the
                  Registrant undertakes to furnish supplementally to the
                  Commission a copy of any schedule or exhibit to the Asset
                  Acquisition Agreement as follows:

                     Exhibit A            EP Equipment
                     Exhibit B            EP Contracts, Licenses & permits
                     Exhibit C            Form of License Agreement
                     Exhibit D            Form of Non-Compete Agreement
                     Exhibit E            Form of Sublease Agreement
                     Exhibit E-1          Floor Plan and Schedule of Improvements
                     Schedule 4.1         Allocation of Purchase Price
                     Schedule 7.1         Cogent/Norte Orders
                     Schedule 12.1        Consents to be Delivered
                     Schedule 17.2(a)     Jurisdiction
                     Schedule 17.3        Consents and Approvals
                     Schedule 17.5        Title to Assets
                     Schedule 17.7        Encumbrances
                     Schedule 17.8        Material Contracts
                     Schedule 17.10       Customers' Property
                     Schedule 17.11       Inventory Exceptions
                     Schedule 17.12       Licenses
                     Schedule 17.13       Patents, Trademarks and Copyrights
                     Schedule 17.14       Customers
                     Schedule 17.15       Interests of Customers, Suppliers and Competitors
                     Schedule 17.16       Vendors and Suppliers
                     Schedule 17.17       Non-competition and Confidentiality Agreements
                     Schedule 17.18       Sales Agency and Distributorship Agreements
                     Schedule 17.19       Financial Statements
                     Schedule 17.20       Sales Reports
                     Schedule 17.21       Tax Returns
                     Schedule 17.22       Property in Possession of Third Parties

                                      4

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                     Schedule 17.23       Absence of Certain Changes
                     Schedule 17.24       Employment Matters
                     Schedule 17.25       Insurance
                     Schedule 17.26       Product Warranty
                     Schedule 17.27       Absence of Disruption of Business Relationships
                     Schedule 17.30       Environmental Matters
                     Schedule 22.1.9      Discharge of Liabilities
                     Schedule 35.1        Orders for SmartKeys and SmartKey Readers

        99.1      Press Release dated August 6, 2001


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